EXHIBIT 32.2 —	CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the Annual Report on Form 10-K (the “Form 10-K”) for the year ended December 31, 2007 of Clear Channel Communications, Inc. (the “Issuer”). The undersigned hereby certifies that the Form 10-K fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Issuer.
Dated: February 13, 2008

By:	/s/ RANDALL T. MAYS

Name: Randall T. Mays
Title: President and Chief Financial Officer
A signed original of this written statement required by Section 906 has been provided to the Issuer and will be furnished to the Securities and Exchange Commission, or its staff, upon request.